                                                       Exhibit 10.19.1.4


                   AMENDMENT TO AGREEMENT AND PLAN OF MERGER

      This Amendment (the "Amendment") to Agreement and Plan of Merger (the "Merger Agreement") is made and entered into this 31st day of January, 1998 between and among United Auto Group, Inc., a Delaware corporation, UAG Kissimmee Motors, Inc., a Delaware corporation, UAG Paramount Motors, Inc., a Delaware corporation, UAG Century Motors, Inc., a Delaware corporation, Kissimmee Motors, Inc., an Indiana corporation, Paramount Chevrolet Geo, Inc., an Indiana corporation, Century Chevrolet Geo, Inc., an Indiana corporation, Alan V. Young, an individual resident of the state of Indiana, William A. Young, an individual resident of the state of Indiana, Jennifer Y. Taggart, an individual resident of the state of Indiana, Cathy Y. Dyer, an individual resident of the state of Indiana, Young/AVY II Irrevocable Trust u/a dated 12/31/96 fbo Lara A. Young, Young/AVY II Irrevocable Trust u/a dated 12/31/96 fbo Courtney E. Young, Young/AVY II Irrevocable Trust u/a dated 12/31/96 fbo Daniel A. Young, Young/Way II Irrevocable Trust u/a dated 12/31/96, Young/Taggart II Irrevocable Trust u/a dated 12/31/96 fbo William E. Taggart, Young/Taggart II Irrevocable Trust u/a dated 12/31/96 fbo Mary K. Taggart, Young/Dyer II Irrevocable Trust u/a dated 12/31/96, Shirley J. Young Irrevocable GRAT Trust u/a dated 3/1/97, and Dan E. Young Irrevocable GRAT Trust u/a dated 3/1/97.

                              W I T N E S S E T H:

      WHEREAS, the parties hereto have entered into that certain Agreement and Plan of Merger dated as of September 25, 1997 (the "Merger Agreement");

      WHEREAS, the parties hereto desire to amend the terms of the Agreement as set forth herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

      2. At the Closing, (i) certificates representing the Kissimmee Shares, together with irrevocable stock powers relating thereto, (ii) certificates for UAG Shares issued to the Stockholders as set forth on Exhibit A hereto (the "Merger Shares"), and (iii) the Merger Certificates in respect of the Merger of Kissimmee Toyota with and into UAG Kissimmee (the "Kissimmee Merger Certificates") shall be delivered to Bose, McKinney & Evans, as escrow agent (the "Escrow Agent") pursuant to the terms of an escrow agreement to be agreed to by the parties. The Escrow Agent shall hold the Merger Shares as agent for the Kissimmee Stockholders in order to perfect a security interest therein hereby granted by UAG Kissimmee and UAG as security for the performance of UAG Kissimmee's obligations under Section 4 of this Agreement.

      3. The Escrow Agent shall hold the Kissimmee Shares, the Merger Shares, and the Kissimmee Merger Certificates until the earlier of (a) the date that UAG Kissimmee notifies the Escrow Agent in writing that Toyota Motor Sales, Inc. ("Toyota") has consented to the transactions contemplated by the Merger Agreement (the "Approval Notice") or (b) the date that UAG Kissimmee notifies the Escrow Agent in writing to complete the Merger of Kissimmee Toyota with and into UAG Kissimmee (the "Closing Notice"), at which time the Escrow Agent shall
(i) file the Kissimmee Merger Certificates with the appropriate offices, (ii) deliver to the Stockholders of Kissimmee Toyota (the "Kissimmee Stockholders") the Merger Shares and (iii) deliver to UAG Kissimmee the

Kissimmee Shares together with the stock powers relating thereto. The date on which the Escrow Agent makes the deliveries set forth in the preceding sentence shall be the "Kissimmee Closing Date."

      4. If the Escrow Agent does not receive the Closing Notice or the Approval Notice on or before December 15, 1998, then on December 16, 1998, UAG Kissimmee shall deliver to the Escrow Agent cash in the amount of Fourteen Million Three Hundred Three Thousand Five Hundred Sixty-Two and 46/100ths ($14,303,562.46) ("Purchase Funds"). Upon receipt of the Purchase Funds, the Escrow Agent shall (i) deliver to the Kissimmee Stockholders the Purchase Funds, and (ii) destroy the Kissimmee Merger Certificates. Upon delivery of the Purchase Funds to the Kissimmee Stockholders, the Escrow Agent shall deliver the Kissimmee Shares together with the stock powers related thereto and the Merger Shares to UAG Kissimmee. If the Escrow Agent does not receive the Closing Notice or the Approved Notice on or before December 15, 1998, and UAG does not deliver the Purchase Funds to the Escrow Agent within three (3) Business Days of December 15, 1998, then, at the Kissimmee Stockholders' option (which option must be unanimously exercised), the Kissimmee Stockholders may direct the Escrow Agent to (i) deliver the Merger Shares to UAG Kissimmee; (ii) deliver the Kissimmee Shares together with the stock powers relating thereto to the Kissimmee Stockholders and (iii) destroy the Kissimmee Merger Certificates. If the Kissimmee Stockholders do not exercise such option, the Kissimmee Stockholders shall be entitled to pursue all other remedies available under the Merger Agreement as hereby amended or otherwise available at law or in equity in connection with UAG Kissimmee's failure to deliver the Purchase Funds.

      5. From the date hereof until the earlier of December 16, 1998 or the Kissimmee Closing Date, the Kissimmee Stockholders shall not affirmatively take any action to terminate Kissimmee Toyota's Subchapter S status and, immediately prior to the Kissimmee Closing Date or the delivery of the Purchase Funds, Kissimmee Toyota shall distribute a dividend to the Kissimmee Stockholders equal to the greater of the (i) cash from profits before federal, state and local income Taxes, as adjusted for non-cash items in the calculation of such profits, from the date hereof through the date of such dividend (but in no event greater than the amount of such profits) or (ii) cash equal to the amount of Taxes incurred by the Kissimmee Stockholders as a result of the operations of Kissimmee Toyota from the date hereof through the date of such dividend.

      6. Section 1.12 of the Merger Agreement is hereby amended by deleting the section in its entirety therefrom and substituting therefor the following:

      "1.12 Stock Price Adjustment

            If, on any Adjustment Date, the UAG Market Value as of such Adjustment Date is less than Twenty-Five and 9605/10,000 Dollars ($25.9605) (the amount of any such deficiency as of an Adjustment Date being referred to herein as the "Stock Price Deficiency"), then no later than ten (10) Business Days thereafter and as additional consideration for the stock of the Companies, UAG shall pay to each Stockholder (the "Stock Price Guaranty Payment") an amount equal to the number of the Stockholder's Initial Transition UAG Shares for such Adjustment Date, multiplied by the Stock Price Deficiency as of such Adjustment Date (the "Deficiency Amount"). Each Stock Price Guaranty Payment shall include (but not be increased by) interest at the Applicable Federal Rate in accordance with Section 1274(d) of the Code. UAG may, in the exercise of its sole discretion, make any Stock Price

      Guaranty Payment in cash, UAG Common Stock having an aggregate UAG Market Value on the Adjustment Date equal to the Deficiency Amount, or a combination of cash or shares of such UAG Common Stock; provided, however, that the aggregate cash paid to the Stockholders in connection with any one of the tax-free reorganizations under this Agreement may not at any time exceed the amount of cash permitted to be received under federal tax law without causing such reorganization to fail to qualify as a tax-free reorganization. Any shares of UAG Common Stock issued in respect of the payment of any Stock Price Guaranty Payment or Secondary Stock Price Guaranty Payment (as defined below) are hereinafter referred to as "Additional Shares".

            If, on any Adjustment Date, the UAG Market Value as of such Adjustment Date is less than the UAG Market Value on the date that any Additional Shares were issued, then with respect to any such Additional Shares that are Secondary Transition UAG Shares as of such date, no later than ten (10) Business Days thereafter and as additional consideration for the stock of the Companies, UAG shall pay to each Stockholder (the "Secondary Stock Price Guaranty Payment") an amount equal to the number of the Stockholder's Secondary Transition UAG Shares for such Adjustment Date multiplied by the Secondary Stock Price Deficiency (as defined below) with respect to each such share (the "Secondary Deficiency Amount"). Secondary Stock Price Deficiency for each Additional Share that is a Secondary Transition UAG Share as of an Adjustment Date shall mean the amount, if any, by which the UAG Market Value for such share as of such Adjustment Date is less than the UAG Market Value on the date such share was issued. Each Secondary Stock Price Guaranty Payment shall include (but not be increased by) interest at the Applicable Federal Rate in accordance with Section 1274(d) of the Code. UAG may, in the exercise of its sole discretion, make any Secondary Stock Price Guaranty Payment in cash, UAG Common Stock having an aggregate UAG Market Value on the Adjustment Date equal to the aggregate Secondary Deficiency Amount, or a combination of cash or shares of such UAG Common Stock, subject, however, to the proviso in the foregoing paragraph. The intent of the foregoing provisions is to guaranty to the Stockholders that the UAG Market Value of any Additional Share issued to such Stockholder shall be no less than the UAG Market Value of such share on the date such share becomes an Unrestricted UAG Share.

For purposes of this Agreement, the following terms shall have the meanings defined below:

                  (i) "Adjustment Date" with respect to any Stockholder shall mean each date on which any UAG Shares of the Stockholder (with UAG Shares for purposes of this Section 1.12 to include any Additional Shares issued in payment of all or any portion of any Deficiency Amount or Secondary Deficiency Amount) first become Unrestricted UAG Shares;

                  (ii) "Initial Transition UAG Shares" with respect to any
            Stockholder shall mean as of any Adjustment Date the portion of the Stockholder's UAG Shares (not including any Additional Shares) that first become Unrestricted UAG Shares on such Adjustment Date;

                  (iii) "Secondary Transition UAG Shares" with respect to any
            Stockholder shall mean as of any Adjustment Date the portion of the

            Stockholder's Additional Shares that first become Unrestricted UAG Shares; and

                  (iv) "Unrestricted UAG Shares" with respect to any
            Stockholder shall mean as of any date (A) the portion, if any, of such Stockholder's UAG Shares that have been registered on or before such date pursuant to the Registration Rights Agreement (as defined in Section 1.14 hereof), plus (B) the portion, if any, of such Stockholder's other UAG Shares that could have been or could be sold by the Stockholder on or before such date pursuant to Rule 144 of the Securities and Exchange Commission, determined for purposes of this clause (B) as if (1) the maximum number of such Stockholder's other UAG Shares that could have been sold pursuant to Rule 144 during the three (3) month period immediately preceding such date (and all prior three (3) month periods) were in fact sold on the first day of each such three (3) month period and (2) all of such Stockholder's UAG Shares (other than those registered pursuant to the Registration Rights Agreement or otherwise registered with the consent of such Stockholder) are unregistered for purposes of applying Rule 144.

      The parties acknowledge that UAG may be required to make more than one Stock Price Guaranty Payment or Secondary Stock Price Guaranty Payment to a particular Stockholder pursuant to this Section 1.12 in the event that all of the Stockholder's UAG Shares as of an Adjustment Date for the Stockholder are not Unrestricted UAG Shares as of such Adjustment Date, but that in no event shall UAG be required to make more than one payment under this Section 1.12 with respect to each share of UAG Common Stock issued pursuant to this Agreement. If the cash portion of any Stock Price Guaranty Payment or Secondary Stock Price Guaranty Payment paid to any Stockholder exceeds an amount equal to Five Dollars ($5) per UAG Share in respect of which the Stock Price Guaranty Payment or Secondary Stock Price Guaranty Payment is being made (the amount of any such excess cash being referred to as the "Excess Amount"), then UAG will indemnify such Stockholder for an amount equal to the sum of (i) the difference between the amount of Taxes actually imposed on such Stockholder in respect of such Excess Amount (determined as if the Excess Amount is the Stockholder's marginal taxable income for the applicable tax year) minus the Taxes that would be imposed on such Stockholder if the Excess Amount were taxed at a twenty percent (20%) federal long-term capital gains rate, plus (ii) the additional amount necessary to cover any Taxes imposed on the Stockholder as a result of cash payments received pursuant to this sentence, including for this purpose payments received pursuant to this clause (ii). UAG covenants and agrees that the subsidiary ownership structure through which UAG will acquire indirect ownership of the Companies will not be altered in a manner that would cause any of the reorganizations contemplated by the Merger Agreement as hereby amended not to qualify for tax-free treatment under federal income tax law. Notwithstanding anything contained herein to the contrary, the right to receive payments under this Section shall be assignable to and enforceable by any holder of the UAG Shares provided that such holder has received such shares in compliance with applicable law.

      7. In the event that the acquisition of Kissimmee Toyota is treated as a taxable transaction rather than a tax-free reorganization under federal tax law, the parties agree that such taxable transaction shall be separate from and have no effect upon either of the other Mergers which the parties intend will independently qualify as tax-free reorganizations.

      8. Schedules 1.11, 2.11(a), 2.11(c), 2.11(d) and 2.11(e) delivered with this Amendment are hereby substituted for the corresponding schedules previously furnished to UAG for the Merger Agreement. Schedules 2.10(d) and
2.15 to the Merger Agreement are hereby supplemented by the Supplements to
Schedule 2.15 and Schedule 2.10(d) delivered herewith.

      9. (a) UAG shall indemnify each Stockholder who holds Shares in Kissimmee Toyota immediately prior to Closing, in the event the disposition of Kissimmee Toyota as contemplated by the Merger Agreement and this Amendment is treated as a taxable disposition rather than a tax-free reorganization, in an amount equal to the excess of (i) the Taxes payable by the Stockholder in connection with such taxable disposition over (ii) the Taxes which the Stockholder would have paid if the gain on such disposition were taxed at a twenty percent (20%) federal long-term capital gains rate. UAG shall also be required to pay the indemnified party any additional amounts necessary to cover any Taxes imposed on such party as a result of payments received under this Subsection (a), including for this purpose payments received pursuant to this sentence; except that if the Kissimmee Merger is consummated under state corporate law as contemplated by the Merger Agreement and this Amendment, UAG shall not be required to pay the indemnified party any additional amounts necessary to cover any Taxes imposed on such party as a result of payments received under this Subsection (a).

      (b) UAG shall further indemnify each Kissimmee Continuing Stockholder (as defined below) in his or her capacity as Stockholder from and against all liabilities, losses, damages, demands, claims, actions, proceedings, judgments, costs and expenses (including reasonable attorneys' fees) relating to, arising from or in connection with the operation after January 31, 1998 of any business or other activity of Kissimmee Toyota. In addition, UAG shall indemnify each such Stockholder of Kissimmee Toyota and any other person holding an ownership interest in Kissimmee Toyota from and after January 31, 1998 (each, a "Kissimmee Continuing Stockholder") in an amount equal to the excess of (i) Taxes payable by the Kissimmee Continuing Stockholder for any taxable period after January 31, 1998 on the income and gain of Kissimmee Toyota attributable to the Kissimmee Continuing Stockholder under applicable tax law (with the amount of such Taxes calculated as if the income and gain giving rise to such Taxes is the marginal taxable income and gain of the Kissimmee Continuing Stockholder for the applicable tax period), over (ii) the Kissimmee Continuing Stockholder's proportionate share of all cash distributions made by Kissimmee Toyota to the Kissimmee Continuing Stockholder during the applicable tax period. UAG shall also be required to pay the indemnified party any additional amounts necessary to cover any Taxes imposed on such party as a result of payments received under this Subsection (b), including for this purpose payments received pursuant to this sentence.

      (c) UAG shall indemnify each Stockholder who holds Shares in Century and/or Paramount, in the event the disposition of Shares of either as contemplated by the Merger Agreement and this Amendment is treated as a taxable disposition rather than as a tax-free reorganization, in an amount equal to the excess of (i) the Taxes payable by the Stockholder in connection with such taxable disposition over (ii) the Taxes which the Stockholder would have paid if the gain on such disposition were taxed at a twenty percent (20%) federal long-term capital gains rate. UAG shall also be required to pay each such Stockholder any additional amounts necessary to cover any Taxes imposed on such Stockholder as a result of payments received under the foregoing sentence and this sentence; except that if the Kissimmee Merger is consummated under state corporate law as contemplated by the Merger Agreement and this Amendment, UAG shall not be required to pay the indemnified party any additional amounts necessary to cover any Taxes imposed on such party as a result of payments received under this Subsection (c).

      (d) UAG shall further indemnify each Stockholder of Century and/or Paramount and any other person holding an ownership interest in Century and/or Paramount from and after January 31, 1998 (each, a "Continuing Stockholder") in his or her capacity as a Stockholder from and against all liabilities, losses, damages, demands, claims, actions, proceedings, judgments, costs and expenses (including reasonable attorneys' fees) relating to, arising from or in connection with the operation after January 31, 1998 of any business or other activity of Century and/or Paramount. In addition, UAG shall indemnify each Continuing Stockholder in an amount equal to the excess of (i) Taxes payable by the Continuing Stockholder for any taxable period after January 31, 1998 on the income and gain of Century and/or Paramount attributable to the Continuing Stockholder under applicable tax law (with the amount of such Taxes calculated as if the income and gain giving rise to such Taxes is the marginal taxable income and gain of the Continuing Stockholder for the applicable tax period) over (ii) the Continuing Stockholder's proportionate share of all cash distributions made by Century and/or Paramount to the Continuing Stockholder during the applicable tax period. UAG shall also be required to pay the indemnified party any additional amounts necessary to cover any Taxes imposed on such party as a result of payments received under this Subsection (d), including for this purpose payments received pursuant to this sentence.

      (e) Amounts required to be indemnified under this Section shall be paid upon UAG's receipt of written statements reasonably evidencing the indemnifiable amount owed by the indemnified party, provided that UAG shall not be required to make an indemnity payment more than ten (10) days prior to the date on which the indemnified party is required to pay such amount.

      10. The consideration, consisting of UAG Shares and cash, under the Merger Agreement shall be allocated as set forth on the attached Allocation Schedule.

      11. This Amendment may be executed by facsimile signature and any number of counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original. If any one or more of the provisions of this Amendment shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Amendment shall not be affected thereby.

      12. This Amendment shall survive the Closing Date and the consummation of the transactions contemplated by the Stock Purchase Agreement.

      13. This Amendment shall be governed by and construed in accordance with the laws of the state of Indiana without giving effect to any choice or conflict of law provision or rule that would cause laws of any other jurisdiction to apply.

      14. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, transferees and assigns.

      15. The obligations of UAG and its Affiliates under the Merger Agreement and this Amendment to perform their respective covenants and agreements with respect to the transactions contemplated by the Merger Agreement and this Amendment shall not, from and after the date hereof, be subject to any condition precedent (regardless of whether specified in the Merger Agreement) except the continuing accuracy (other than as affected by the transactions contemplated by this Amendment) of the representations and warranties under
Section 3.1 of the Merger Agreement.

      16. Section 9.2(b) of the Merger Agreement is hereby amended by (i) correcting the reference to "Section 9.2(b)" in the first line thereof to read "Section 9.2(a) and (ii) deleting the parenthetical "(as defined in this Agreement and the Merger Agreement)" that begins in the third line of Section 9.2(b)(ii).

      17. To the extent the terms or provisions of this Amendment conflict or are inconsistent with those of the Merger Agreement, the terms and provisions of this Amendment shall control and modify those of the Merger Agreement. Except as so modified, the terms and provisions of the Merger Agreement shall remain in full force and effect. All references in the Merger Agreement to "this Agreement" shall include reference to this Amendment, and to the Merger Agreement as amended by this Amendment, for purposes of applying the terms and provisions of the Merger Agreement.

      18. The obligations of UAG and its Affiliates under the terms of this Amendment (including, but not limited to, any Section of the Merger Agreement amended hereunder), and each Stockholder's right to enforce such obligations and to recover Costs arising out of or resulting from any breach of such obligations, shall not be subject to or in any manner limited by (i) the Stockholders Threshold Amount or the Stockholders Cap or (ii) the proviso in clause (ii) of the first sentence of Section 9.2(a) but shall be subject to the procedures set forth in Section 9.3 of the Merger Agreement and any claims asserted by the Internal Revenue Service or any other taxing authority for which UAG or its Affiliates may be liable pursuant to the provisions of this Amendment shall be deemed to constitute Third Party Claims for purposes of
Section 9.3 of the Merger Agreement.

      19. The right of any UAG Indemnified Party to recover Costs or any other damages arising from or in connection with Environmental Concerns, including On-Site Concerns, Off-Site Concerns, On-Site Considerations, and Off-Site Considerations, as such terms are defined in the Environmental Indemnification Agreement dated as of January 31, 1998 by and between Alan V. Young, William A. Young, UAG and the other signatories thereto (the "Environmental Indemnification Agreement"), shall in all events be limited to the rights expressly provided under the Environmental Indemnification Agreement.

      20. The right of any UAG Indemnified Party to recover Costs or any other damages arising from a matter specifically dealt with under Sections 7 and 8 of the Closing Date Agreement of even date herewith between certain of the parties hereto and others ("CDA") shall in all events be limited to the rights expressly set forth in the CDA.

      21. (a) The Final Net Worth, as such term is used in Section 1.12(g) of the Merger Agreement, shall equal the Final Net Worth determined in accordance with Section 1.12(a)-(f) plus the additional amount of $5,298, which additional amount shall be allocated to Century and Paramount as shown on the attached Incremental Net Worth Adjustment Schedule.

            (b) Clause (b) of Section 1.17 of the Merger Agreement contemplates that certain cash dividends to Stockholders of the Companies shall be declared and paid by the Companies on or before the Closing Date. To the extent such dividends have not been declared and paid on or before the Closing Date (or on or before February 9, 1998 in the case of Kissimmee Toyota) as contemplated in such clause (b) (the "unpaid dividends"), no unpaid dividends shall thereafter be payable under such clause, and the Net Worth as of the Closing shall reflect that the unpaid dividends have not been accrued or paid for purposes of Section
1.15 of the Merger Agreement. Notwithstanding any provisions to the contrary, any payment of a Net Worth Deficiency by the Stockholders of Kissimmee Toyota to UAG pursuant to Section 1.15(g)(i) shall be treated in all respects as a return of dividends by the Stockholders to Kissimmee Toyota, and any Net Worth Excess under Section 1.15(g)(ii) shall be paid by UAG Kissimmee by depositing with the Escrow Agent certificates for UAG Shares having a UAG Market Value equal to the Net Worth Excess on the date of deposit. Such certificates shall be issued to the Stockholders of Kissimmee Toyota using the same proportions among such Stockholders as are reflected on Schedule 1.11. For purposes of
Section 1.12 of the Merger Agreement, the UAG Shares represented by such certificates shall be deemed Additional Shares.

      22. In the event that a Stockholder or other Person who is entitled under the Merger Agreement or this Amendment to receive reimbursement of Taxes is a grantor trust or other entity (such trust or other entity referred to as "Entity") not itself subject to the payment of Taxes, such Entity shall, for purposes of any reimbursement of Taxes under the Merger Agreement and this Amendment, be deemed liable for payment of any Taxes payable by its grantor beneficiary, or owner, provided that all payments required to be made under the Merger Agreement or this Amendment for reimbursement of any such Taxes shall be made directly to such Entity.

      23. The Closing Date and Closing for purposes of the Merger Agreement shall be deemed to be January 31, 1998. The Closing Date Balance Sheet to be delivered pursuant to Section 1.15 of the Merger Agreement shall be prepared and dated as of January 31, 1998.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                          UNITED AUTO GROUP, INC.


                                          By: /s/ George G. Lowrance
                                              --------------------------------
                                              Its:    Executive Vice President



                                          UAG KISSIMMEE MOTORS, INC.


                                          By: /s/ George G. Lowrance
                                              --------------------------------
                                              Its:    Vice President



                                          UAG PARAMOUNT MOTORS, INC.


                                          By: /s/ George G. Lowrance
                                              --------------------------------
                                              Its:    Vice President



                                          UAG CENTURY MOTORS, INC.


                                          By: /s/ George G. Lowrance
                                              --------------------------------
                                              Its:    Vice President



                                          KISSIMMEE MOTORS, INC., D/B/A
                                          KISSIMMEE TOYOTA


                                          By:   /s/ Alan V. Young
                                              --------------------------------
                                              Its:    President


                     Signatures continued on following page

                                          PARAMOUNT CHEVROLET GEO, INC.


                                          By:   /s/ William A. Young
                                              --------------------------------
                                              Its:    President



                                          CENTURY CHEVROLET GEO, INC.


                                          By:   /s/ William A. Young
                                              --------------------------------
                                              Its:    Vice President


                                                /s/ Alan V. Young
                                          --------------------------------
                                          ALAN V. YOUNG, individually


                                                /s/ William A. Young
                                          --------------------------------
                                          WILLIAM A. YOUNG, individually


                                                /s/ Jennifer Y. Taggart
                                          --------------------------------
                                          JENNIFER Y. TAGGART, individually


                                                /s/ Cathy Y. Dyer
                                          --------------------------------
                                          CATHY Y. DYER, individually


                                          YOUNG/AVY II IRREVOCABLE
                                          TRUST  U/A DATED  12/31/96  FBO LARA
                                          A. YOUNG


                                                /s/ Alan V. Young
                                          --------------------------------
                                          ALAN V. YOUNG, TRUSTEE

                     Signatures continued on following page

                                          YOUNG/AVY II IRREVOCABLE
                                          TRUST   U/A   DATED   12/31/96   FBO
                                          COURTNEY E. YOUNG


                                                /s/ Alan V. Young
                                          --------------------------------
                                          ALAN V. YOUNG, TRUSTEE



                                          YOUNG/AVY II IRREVOCABLE
                                          TRUST U/A DATED  12/31/96 FBO DANIEL
                                          A. YOUNG


                                                /s/ Alan V. Young
                                          --------------------------------
                                          ALAN V. YOUNG, TRUSTEE



                                          YOUNG/WAY II IRREVOCABLE
                                          TRUST U/A DATED 12/31/96


                                                /s/ William A. Young
                                          --------------------------------
                                          WILLIAM A. YOUNG, TRUSTEE



                                          YOUNG/TAGGART II IRREVOCABLE TRUST
                                          U/A DATED 12/31/96 FBO WILLIAM E.
                                          TAGGART


                                                /s/ Jennifer Y.Taggart
                                          --------------------------------
                                          JENNIFER Y. TAGGART, TRUSTEE



                     Signatures continued on following page

                                          YOUNG/TAGGART II IRREVOCABLE TRUST
                                          U/A DATED 12/31/96 FBO MARY K.
                                          TAGGART


                                                /s/ Jennifer Y. Taggart
                                          --------------------------------
                                          JENNIFER Y. TAGGART, TRUSTEE



                                          YOUNG/DYER II IRREVOCABLE
                                          TRUST U/A DATED 12/31/96


                                                /s/ Cathy Y.Dyer
                                          --------------------------------
                                          CATHY Y. DYER, TRUSTEE



                                          SHIRLEY J. YOUNG IRREVOCABLE GRAT
                                          TRUST U/A DATED 3/1/97


                                                /s/ Alan V. Young
                                          --------------------------------
                                          ALAN V. YOUNG, TRUSTEE


                                                /s/ William A. Young
                                          --------------------------------
                                          WILLIAM A. YOUNG, TRUSTEE



                                          DAN E. YOUNG IRREVOCABLE GRAT TRUST
                                          U/A DATED 3/1/97


                                                /s/ Alan V. Young
                                          --------------------------------
                                          ALAN V. YOUNG, TRUSTEE


                                                /s/ William A. Young
                                          --------------------------------
                                          WILLIAM A. YOUNG, TRUSTEE


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